UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2026

BuzzFeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 West 23rd Street
New York, New York 10010
(Address of registrant’s principal executive offices, and zip code)
(646) 397-2039
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of approximately $46.00 per share	BZFDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Under the Credit Agreement, dated as of May 23, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), BuzzFeed, Inc. (the “Company”), BuzzFeed Media Enterprises, Inc., a wholly-owned subsidiary of the Company, and certain of the Company’s other domestic and Canadian subsidiaries as borrowers and guarantors (the “Borrowers”) were required to repay $5.0 million of principal on February 20, 2026 to the financial institutions party thereto (the “Lenders”). On February 20, 2026, the Lenders and Sound Point Agency LLC, as agent for the Lenders, consented to amend Section 2.05(b)(iii) of the Credit Agreement by deleting “February 20, 2026” as the due date for the repayment of the $5 million of principal and inserting instead “February 27, 2026” (the “Consent Letter”).
If the $5.0 million payment is not made when due, and remains unpaid following the expiration of any applicable cure period as defined in the Credit Agreement, an event of default would occur. Such a default, absent a waiver or amendment from the Lender, would permit the Lender to exercise its contractual remedies, subject to the terms and conditions of the Credit Agreement. For further information regarding the Credit Agreement's terms, refer to the Current Report filed on Form 8-K dated May 23, 2025.
The foregoing description of the Consent Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consent Letter, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Consent Letter, dated February 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	2/24/2026
BuzzFeed, Inc.

		By:	/s/ Jonah Peretti
Name: Jonah Peretti
Title: Chief Executive Officer